Longbow Research
Construction Materials Conference
February 21, 2008

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Certain statements provided in this presentation, including those that express a belief, expectation or intention and those that are not of historical fact, are “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
statements involve a number of risks and uncertainties and are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These risks and uncertainties may cause actual results to differ materially from expected results and are described in detail in filings made by U.S. Concrete, Inc. (the “Company”) with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and subsequent Quarterly Reports on Form 10-Q.

The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly on them. Many of these forward-looking statements are based on expectations and assumptions about future events that may prove to be inaccurate. The Company’s management considers these expectations and assumptions to be reasonable, but they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company undertakes no obligation to update these statements unless required by applicable securities laws.

Also, this presentation will contain various financial measures not in conformity with generally accepted accounting principles (“GAAP”).  A reconciliation to the most comparable GAAP financial measure can be found at the end of this presentation.

Forward-Looking Statement

Company Overview

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Company Overview

Ready mixed concrete

7.2 million cubic yards

$660 million in revenue

Leading market position in 5 regions

Aggregate business

8 aggregate facilities

88 million tons of proven reserves

Strategic focus to pursue vertically

integrated growth opportunities

Precast products

$73 million in revenue

Strong operating margins

Internal and external growth
opportunities

Top 10 Producer of ready-mixed concrete in the U.S.

US CONCRETE

N. Calif
29%
Atlantic
19%
West Texas
11%
N. Texas / Okla
25%
Michigan
11%
S. CA / AZ
4%

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Broad Geographic Footprint

Precast Plant

Block Plant

Aggregates Quarry

Ready-Mixed Plant

Helps Provide Insulation From Local and Regional Economic Conditions

Geographic Distribution

Based on revenues for the12-month period ended

12/31/07 on a continuing operation basis

Santa Rosa

San
Francisco

Sacramento

San Jose

Source: Company filings and press releases

NY

PA

NJ

MD

DE

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Aggressively manage through current economic cycle

Implement cost controls throughout organization

Control capital spending

Manage balance sheet and capital structure

Maintain maximum liquidity

Evaluate existing asset base

Ensure assets are delivering appropriate returns

Conservatively evaluate internal and external growth

Aggregate operations

Precast operations

Select in-market ready-mixed operations

Our Strategy Today

Industry Overview

US CONCRETE

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$38.0
$26.0
Ready Mixed
Pre-Cast

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Large, Fragmented Industry

Over $60 billion in annual revenue

More than 2,300 independent
ready-mixed concrete producers

More than 3,600 precast concrete
manufacturers

Increasing vertical integration
among cement, aggregates and
concrete producers

Cemex / Rinker

Hanson / Heidelberg

Vulcan / Florida Rock

$27 billion

$26 billion

Source: National Ready-Mixed Concrete Association and National Precast Concrete Association

Concrete Products Market Size

($ in billions)

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Ready-Mixed Concrete End Use Markets

Source:  F.W. Dodge Q32007.

U.S. Concrete

Source:  Company filings.

Total U.S. Market

Commercial and industrial sectors represent higher margin business for
U.S. Concrete

Streets and highways often self- performed by construction companies

Other Public

Works

30%

Street &

Highway

29%

Residential

30%

Commercial &

Industrial

20%

Commercial &

Industrial

44%

Residential

39%

Street &

Highway

7%

Other Public

Works

9%

140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
7,965
39,866
19,710
54,276
8,054
29,676
20,804
55,391
7,826
28,372
19,924
55,717
7,724
31,163
19,821
56,462
7,957
34,891
20,434
57,223
2006
2007E
2008E
2009E
2010E
Other
Residential
Nonresidential
Public Construction

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Consumption Trends and Demand Forecast

Forecasted Cement Demand

CAGR: (.3)%

Sources:

Portland Cement Association, Fall 2007 Update.

USGS

(Thousands of metric
tons)

121,817

113,924

111,839

115,171

120,506

(6.5)%

(1.8)%

3.0%

4.6%

Cement Consumption Development in the US*
145,000
140,000
135,000
130,000
125,000
120,000
115,000
110,000
105,000
100,000
in '000t
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Actual Consumption
Spring 2006
Summer 2006
Fall 2006
Spring 2007
Summer 2007
Fall Pre 2007
Fall Final 2007
Fall Recession 2007

*Includes Portland and Masonry Cement

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

PCA Cement Demand Forecast Trend

US CONCRETE

44
43
41
40
38
37
35
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Dodge Ready-Mix Demand Forecast for 2008

Forecast Trend by Quarter

Millions of CYDs

(our markets only)

Represents 8.5%

Decline from 1Q06

US CONCRETE

20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
0.7%
5.2%
10.6%
18.1%
7.3%
-1.6%
2003
2004
2005
2006
2007E
2008E

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Nonresidential Construction/Outlook

2007 Overview:

Nonresidential construction
activity increased 7.3% in 2007

Commercial construction peaked in
2007 after record increases of
27.0% in 2006 and 7.0% in 2007

2007 office construction reached
highest level over the past 6 years

2008 Forecast:

2008 nonresidential construction is
expected to slow

Tighter lending standards

Pull back in store construction

slower absorption of space

AIA Architecture Billings Index
indicates a build-up of
nonresidential construction in 2008

Nonresidential Construction Starts % Change

Source:  McGraw Hill

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
21.6%
8.5%
3.4%
4.2%
1.8%
-7.9%
2003
2004
2005
2006
2007E
2008E

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Nonbuilding Construction/Outlook

2007 Overview:

2007 nonbuilding construction
starts increased 4.2%

SAFETEA-LU provided a $3.4 billion
increase in federal highway
investment in 2007

2008 Forecast:

Nonbuilding construction starts
expected to slow in 2008, up 2%

Highways and bridges likely to
receive greater federal funding in
2008 appropriations

State and local budgets are
expected to maintain 2007 financing
levels for highway and bridge
construction

Nonbuilding Construction Starts % Change

Source:  McGraw Hill

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

NAHB forecasts the slowdown in new home construction to last through the first half of 2008 as homebuilders try to shed inventory and the market absorbs capacity

Current excess inventories are forecast to clear the market by 2010

NAR expects new home prices to decline by 3% - 6% in 2008

Housing* Starts Forecast

Forecast (units in millions)

2005

2006

2007E

2008E

2009E

NAHB

2.1

1.8

1.35

1.08

1.19

Year-Over-Year % Change

5.8%

-12.9%

-25.0%

-20.0%

10.2%

NAR

1.36

1.09

1.10

Year-Over-Year % Change

-24.7%

-19.7%

1.0%

Fitch Ratings

1.37

1.18

N/A

Year-Over-Year % Change

-23.9%

-13.9%

N/A

Fannie Mae

1.35

1.17

1.22

Year-Over-Year % Change

-24.9%

-13.6%

4.7%

*Includes single family and multifamily starts

Housing Market Outlook

Company End Use Markets

US CONCRETE

Millions
$1,000
$800
$600
$400
$200
$0
2003
2004
2005
2006
2007
15%
7%
46%
32%
15%
6%
41%
38%
9%
3%
46%
42%
7%
7%
39%
47%
9%
7%
39%
44%
Commercial & Industrial
Residential
Street & Highway
Other Public Works & Infrastructure

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Historical Revenue – Consolidated

2007 Revenues by Major Market
($ in millions)

$250
$200
$150
$100
$50
$0
13%
42%
44%
2%
14%
39%
45%
15%
5%
50%
30%
4%
5%
47%
44%
13%
52%
35%
Northern NJ
Michigan
Northern Calif
DFW
West Texas
Residential
Commercial and industrial
Street & highway
Other public works

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Major Market

1%

0%

US CONCRETE

Rank	State	Current Empl	Ann Job Growth #	Ann Job Growth %
1	Texas	10,452	220.1	2.2%
2	Florida	8,244	86.8	1.1%
3	California	15,342	79.3	0.5%
4	New York	8,841	69.0	0.8%
5	Georgia	4,207	68.7	1.7%
6	North Carolina	4,157	68.3	1.7%
7	Virginia	3,834	65.7	1.7%
8	Washington	2,958	58.6	2.0%
9	Utah	1,288	50.0	4.0%
10	Colorado	2,366	45.9	2.0%
Top 10		61,689	812	1.3%
	Share of USA Total	44%	64%	
USA	Total	139,229	1,270	0.9%

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Highest Job Growth by State

As of December 2007

              U.S. Concrete operates in Texas, California,
New York and Virginia

US CONCRETE

	Rank	State	Market	Ann Job Growth #
*	1	NY	New York City	79,000
*	2	TX	Dallas-Fort Worth	65,800
	3	TX	Houston	59,800
	4	GA	Atlanta	52,600
	5	WA	Seattle	46,700
*	6	DC	Washington DC	40,900
	7	IL	Chicago	36,800
	8	CA	Riverside	32,400
	9	UT	Salt Lake City	27,200
	10	PA	Philadelphia	25,800
*	11	AZ	Phoenix	25,400
	12	FL	Orlando	25,200
	13	FL	Miami-Fort Lauderdale	24,800
	14	CA	Los Angeles	23,900
	15	TX	Austin-Round Rock	23,300
	16	CO	Denver	19,400
	17	NC	Charlotte	17,800
*	18	CA	San Francisco-Oakland	16,600
	19	TX	San Antonio	16,600
*	20	CA	San Diego	16,600
	Top 20			676,600
			Share of USA Total	35%
	Total		USA	1,958,000

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Highest Job Growth by MSA

U.S. Concrete has operations in 6 of 20 top growth cities

Company Growth Target

Growth Initiatives

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Growth Initiatives

Promotional activities and value
added marketing and sales

Select ready-mixed

markets

Strategic fit to existing

footprint

Contiguous new  markets

Return investment  criteria

Ability to integrate and

manage assets

Ready-Mix

Precast

Aggregates/
Developmental

Further vertical integration

into aggregates

On-Site Concrete

operations

New Plant expansions in

contiguous markets

EF Technology – green

building program

Build out precast

operating segment

Target niche high

margin businesses

Broaden product

offerings in select

Segments

Leverage management

experience and contacts

Financial Highlights

Historical Financial Review

RMC Volume

Revenue

EBITDA

Capex (excl. acquisitions)

(Dollars in millions)

EBITDA

EBITDA Margin

(Dollars in millions)

CAGR = 19.8%

(Cubic yards in thousands)

CAGR = 17.0%

(Dollars in millions)

CAGR = 12.9%

5,026

5,053

5,298

7,336

7,624

0

3,000

6,000

9,000

12,000

2003A

2004A

2005A

2006A

2007E

$473.1

$500.6

$575.7

$789.5

$847.4

0.0

400.0

800.0

$1,200.0

2003A

2004A

2005A

2006A

$13.3

$10.5

$18.0

$42.2

$28.8

0.0

25.0

$50.0

2003A

2004A

2005A

2006A

$44.9

$41.6

$51.6

$75.6

$75.4

9.5%

8.3%

9.0%

9.6%

9.4%

0.0

35.0

70.0

105.0

$140.0

2003A

2004A

2005A

2006A

2.0

7.0

12.0%

2007E

2007E

2007E

Fourth Quarter 2007 Update

Revenue was $198 million from continuing operations on
ready-mixed concrete volumes of 1.76 million, down 3.9%
from 4Q06

EBITDA estimated at $14.7 million, down $5.2 million from
4Q06 on a continuing operations basis

Goodwill impairment charge of $78 million, net of tax, or
$2.03 per share

Positive free cash flow of $14 to $17 million in Q407

Divested 2 business units, proceeds were $16.5 million,
year end cash-on-hand is $15 million

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Company Ready Mix Average Selling Prices

% Change

4Q07

4Q06

3Q07

4Q07 vs 4Q06

4Q07 vs 3Q07

DFW

76.96

$

67.19

$

76.74

$

14.5%

0.3%

West Texas

81.29

$

76.22

$

79.72

$

6.7%

2.0%

New Jersey

110.85

$

112.70

$

112.03

$

-1.6%

-1.1%

Northern California

118.87

$

111.27

$

120.29

$

6.8%

-1.2%

Michigan

79.27

$

79.70

$

78.43

$

-0.5%

1.1%

Consolidated

92.49

$

86.76

$

91.36

$

6.6%

1.2%

2008 Outlook

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

2008 Outlook

First quarter revenue from continuing operations is expected to be in the range of $150 million to $160 million

Flat with1Q07revenues on a same-store-sales basis

Ready-Mixed concrete volumes from continuing operations are expected to be 1.3 million cubic yards

Flat compared to 1Q07 on a same-store-sales basis

EPS is expected to be a loss of $0.13 to $0.19 per share from continuing operations

1Q07 EPS loss was $0.15 per share

January and February volumes on target

Level of construction activity for the 2nd half of 2008 is somewhat uncertain

Ready-mixed concrete average selling prices are stable

Expect to maintain material spread margin

Focused on controlling raw material input costs

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Managing Through Cycle Downturn

Reviewing and divesting of noncore asset

Cost control initiatives continue

Headcount reductions

Reducing discretionary spending

Disposing of excess equipment

Downsizing plants

Controlling capital expenditures

Authorized share repurchase program

Up to 3 million shares

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Key Company Strengths

Leading market share positions

5 regional markets

Effectively managing through economic
cycle

Exposure to residential sector reduced
significantly

Strong balance sheet with solid liquidity

$15 million of cash at year-end

$113 million of credit available

No significant financial covenants

Credit facility matures in 2011 and
Subordinated Notes due in 2014

Internal and external growth
opportunities available

Longbow Research
Construction Materials Conference
February 21, 2008

Disclosure of Non-GAAP Financial Measures

  U.S. CONCRETE, INC.
ADDITIONAL STATISTICS
(In thousands, unless otherwise noted; unaudited)

                We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”).
However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for (1) presentations of our EBITDA, EBITDA margin, Net Debt and Free
Cash Flow for the three months ended December 31, 2006 and December 31, 2007 and the year ended December 31, 2007 and (2)
corresponding reconciliations to GAAP financial measures for the three months ended December 31, 2006 and December 31, 2007 and the year ended December 31, 2007.

                We define EBITDA as our net income (loss) from continuing operations plus the provision (benefit) for income taxes, net interest expense and noncash goodwill and asset impairments, depreciation, depletion and amortization. We define EBITDA margin as the amount determined by dividing EBITDA by total sales. We have included EBITDA and EBITDA margin in the accompanying tables because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use EBITDA to monitor and compare the financial performance of our operations. EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of EBITDA may not be comparable to similarly titled measures other companies report.

                We define Free Cash Flow as cash provided by (used in) operations less capital expenditures for property, plant and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. We define Net Debt as total debt, including current maturities and capital lease obligations, minus cash and cash equivalents. We believe that Net Debt is useful to investors as a measure of our financial position.
Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Disclosure of Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Income Loss to EBITDA

(amounts in thousands)

Quarter Ended

Quarter Ended

December 31, 2006

December 31, 2007

Loss from continuing operations

(23,309)

$

(77,031)

$

Addback:

     Interest Expense, net

6,994

6,956

     Income Tax Provision (Benefit)

(8,751)

(4,802)

     Asset and Goodwill Impairments

38,964

82,242

     Depreciation, Depletion, and Amortization Expense

6,196

7,394

EBITDA

20,094

$

14,759

$

EBITDA margin

10.2%

7.4%

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Disclosure Non-GAAP Financial Measures

Reconciliation of Net Income (Loss) to EBITDA

(unaudited)

(amounts in thousands)

2006

2005

2004

2003

Net Income (Loss)

(8,090)

$

12,612

$

(10,539)

$

10,303

$

Cumulative Effect of Change in Accounting Principle

-

-

-

-

Income (Loss) before Cumulative Effect of Change in

     Accounting Principle

(8,090)

12,612

(10,539)

10,303

Addback:

     Interest Expense, net

21,585

17,315

16,523

16,855

     Income Tax Expense (Benefit)

810

8,121

(6,377)

5,274

     Loss on early extinguishment of debt

-

-

28,781

-

     Asset and Goodwill Impairments

38,964

-

541

-

     Depreciation, Depletion, and Amortization Expense

22,322

13,591

12,669

12,441

EBITDA

75,591

$

51,639

$

41,598

$

44,873

$

EBITDA margin

9.6%

9.0%

8.3%

9.5%

Disclosure Non-GAAP Financial Measures

Reconciliation of Net Loss to EBITDA

(unaudited)

(amounts in thousands)

2007

Net Loss from continuing operations

(65,148)

$

Addback:

     Interest Expense, net

28,092

     Income Tax

1,399

     Asset and Goodwill Impairments

82,242

     Depreciation, Depletion, and Amortization Expense

28,882

EBITDA

75,467

$

EBITDA margin from continuing operations

9.4%

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Cash Provided (Used) by Operating Activities to Free Cash Flow

(unaudited)

(amounts in thousands)

Estimate

Quarter Ended

Quarter Ended

Quarter Ended

Quarter Ended

Full Year Ended

March 31, 2007

June 30, 2007

September 30, 2007

December 31, 2007

December 31, 2007

Net Cash Provided (Used) by Operating Activities

(972)

$

(1,418)

$

19,869

$

27,231

$

44,710

$

     Purchases of property, plant and equipment, net

(7,374)

(4,526)

(5,213)

(10,815)

(27,928)

Free Cash Flow

(8,346)

$

(5,944)

$

14,656

$

16,416

$

16,782

$

Longbow Research
Construction Materials Conference
February 21, 2008